                                               Exhibit 10.5

                                                                                                EXECUTION COPY

                                    AMENDED AND RESTATED SECURITY AGREEMENT dated as of December 5, 2003, among ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the
                           “Borrower”), ADVANCE AUTO PARTS, INC., a Delaware corporation (“Holdings”), each subsidiary of the Borrower listed on Schedule I hereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the
                           “Subsidiary Guarantors”; the Subsidiary Guarantors, Holdings and the Borrower
                           are referred to collectively herein as the “Grantors”) and JPMORGAN CHASE
                           BANK, a New York banking corporation (“JPMCB”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined herein).

                  Reference is made to (a) the Amended and Restated Credit Agreement dated as of
December 5, 2003 (as further amended, supplemented or otherwise modified from time to time, the “Credit
Agreement”), among the Borrower, Holdings, the lenders from time to time party thereto (the “Lenders”)
and JPMCB, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”),
Collateral Agent and as issuing bank (in such capacity, the “Issuing Bank”), (b) the Guarantee Agreement dated as of November 28, 2001 (as amended, supplemented or otherwise modified from time to time, the
“Guarantee Agreement”), among the Subsidiary Guarantors, Holdings and the Collateral Agent, and (c) the
Security Agreement dated as of November 28, 2001 (the “Existing Security Agreement”), among the parties hereto as in effect the date hereof.

                  The parties desire to amend and restate the Existing Security Agreement to provide for the DVA Obligations to be secured by the Collateral pari passu with the other Obligations.  Accordingly, the parties hereto agree by execution and delivery of this Agreement that the Existing Security
Agreement will be deemed to be amended and restated as provided herein.

                  The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement.  Each of Holdings and the Subsidiary Guarantors
has agreed to guarantee, among other things, all the obligations of the Borrower under the Credit
Agreement.  DVA Creditors may from time to time agree to purchase Designated Vendor Accounts.  The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit, and the agreement from time to time of DVA Creditors to purchase Designated Vendor Accounts, are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure (a) the due and punctual payment of (i) the principal of and premium, if any, and interest
(including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan
Documents, (c) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to JPMCB, any Affiliate thereof, the Administrative Agent or the Collateral
Agent arising from or in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds, (d) unless otherwise agreed to in writing by the applicable Lender party thereto, the due and punctual payment and performance of all monetary obligations of the Borrower under each Hedging Agreement entered into with any counterparty that was a
Lender (or an Affiliate of a Lender) at the time such Hedging Agreement was entered into and (e) the due and punctual payment of all DVA Obligations (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), when and as due (all the monetary obligations described in the preceding clauses (a) through (e) being collectively called the “Obligations”).

                  Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each
Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                                                ARTICLE I

                                               Definitions

                  SECTION 1.01.     Definition of Terms Used Herein.  Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings specified in the Credit Agreement.  All terms defined in the New York UCC (as defined herein) and not defined in this Agreement shall have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York
UCC.

                  SECTION 1.02.     Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

                  “Account Debtor” shall mean any Person who is or who may become obligated to any
Grantor under, with respect to or on account of an Account.

                  “Cash Concentration Account” shall mean the cash concentration account maintained by the Borrower with the Cash Concentration Bank in Roanoke, Virginia (account number 2001000059003), to which the Borrower will cause to be transferred, on each Business Day, amounts deposited in the
Collection Deposit Accounts on such Business Day.

                  “Cash Concentration Bank” shall mean the “Cash Concentration Bank” as defined in the
Cash Concentration Letter Agreement.

                  “Cash Concentration Letter Agreement” shall mean the agreement among the Cash
Concentration Bank, the Borrower and the Collateral Agent, in substantially the form of Annex 1-A hereto, pursuant to which the Borrower shall maintain the Cash Concentration Account, as such Cash
Concentration Letter Agreement may be amended, modified or supplemented from time to time.

                  “Collateral” shall mean all right, title or interest now owned or at anytime hereafter acquired by any Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest  in all (a) Accounts, (b) Chattel Paper, (c) Deposit Accounts (including the
Cash Concentration Account and the Collection Deposit Accounts), (d) Documents, (e) Equipment,
(f) General Intangibles, (g) Instruments, (h) Inventory, (i) Investment Property, (j) all books and records pertaining to the foregoing and (k) to the extent not otherwise included, all Proceeds and products of any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; provided that the term “Collateral” shall not include any property of the type specified in clauses (c) and (f) above if the assignment, granting, creation, mortgage, pledge, hypothecation or transfer thereof by such Grantor hereunder, would violate the terms of, or otherwise constitute a default or termination or similar event under any document or instrument to which any Loan
Party is a party (other than those documents or instruments between or among the Loan Parties and/or their Affiliates only) relating to the ownership of, or pertaining to any rights or interests held in such property, provided that (i) the terms to be violated or default or termination or similar event that would result in the event of the granting of the Lien hereunder, are consistent with such Loan
Party’s current business practice in connection with the type of document or instrument to which they relate and (ii) each Loan Party shall use its best efforts to ensure that the assignment, granting, creation, mortgage, pledge, hypothecation or transfer of any such property by any Grantor will not violate the terms of, or otherwise constitute a default or termination or similar event under any document or instrument to which such Loan Party is a party.

                  “Collection Deposit Account” shall mean each collection deposit account maintained by the Borrower and the Subsidiary Guarantors pursuant to a Collection Deposit Letter Agreement (and prior to the execution of a Collection Deposit Letter Agreement with respect to such account, any other collection deposit accounts maintained by the Borrower and the Subsidiary Guarantors) into which the
Borrower and the Subsidiary Guarantors will deposit all Daily Receipts.

                  “Collection Deposit Letter Agreement” shall mean an agreement among the Borrower, any
Lender or other bank and the Collateral Agent, in substantially the form of Annex 1-B hereto, pursuant to which, the Borrower and the Subsidiary Guarantors shall maintain a Collection Deposit Account, as such Collection Deposit Agreement may be amended, modified or supplemented from time to time.

                  “Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any
Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

                  “Copyrights” shall mean all of the following now owned or hereafter acquired by any
Grantor:  (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the
United States Copyright Office, including those listed on Schedule II.

                  “Credit Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                  “Daily Receipts” shall mean all amounts received by the Borrower and the Subsidiary
Guarantors, whether in the form of cash, checks, any moneys received or receivable in respect of charges made by means of credit cards, and other negotiable instruments, in each case as a result of the sale of
Inventory.

                  “Documents” shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

                  “General Intangibles” shall mean all choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature (other than
Accounts) now owned or hereafter acquired by any Grantor, including limited partnership or limited liability company interests, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any
Grantor to secure payment by an Account Debtor of any of the Accounts.  Notwithstanding the foregoing, the term “General Intangibles” shall not include any accounts receivable sold or created pursuant to any
Receivables Program, except to the extent the same are transferred back or charged back to a Grantor pursuant to the applicable documents governing such Receivables Program.

                  “Intellectual Property” shall mean all intellectual and similar property of any
Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

                  “License” shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule III (other than those license agreements in existence on the date hereof and listed on Schedule III and those license agreements entered into after the date hereof, which by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

                  “New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

                  “Obligations” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                  “Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

                  “Patents” shall mean all of the following now owned or hereafter acquired by any
Grantor:  (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark
Office or any similar offices in any other country, including those listed on Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

                  “Perfection Certificate” shall mean a certificate substantially in the form of Annex 2 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer of the Borrower.

                  “Proceeds” shall have the meaning specified in Section 9-102 of the New York UCC.

                  “Secured Parties” shall mean (a) the Lenders, (b) the Administrative Agent, (c) the
Collateral Agent, (d) the Issuing Bank, (e) each counterparty to a Hedging Agreement entered into with the Borrower if such counterparty was a Lender (or an affiliate of a Lender) at the time the Hedging
Agreement was entered into, (f) the beneficiaries of each indemnification obligation undertaken by any
Grantor under any Loan Document, (g) the DVA Creditors and (h) the successors and assigns of each of the foregoing.

                  “Security Interest” shall have the meaning assigned to such term in Section 2.01.

                  “Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any
Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

                  “Trademarks” shall mean all of the following now owned or hereafter acquired by any
Grantor:  (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United
States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                  SECTION 1.03.     Rules of Interpretation.  The rules of interpretation specified in Section 1.03 of the
Credit Agreement shall be applicable to this Agreement.

                                                ARTICLE II

                                            Security Interest

                  SECTION 2.01.     Security Interest.  As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby grants, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the
Secured Parties, a security interest in, all of such Grantor’s right, title and interest now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or any time in the future may acquire any right, title or interest, in, to and under the Collateral (the “Security Interest”).
Each Grantor hereby irrevocably authorizes the Collateral Agent  at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings), and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including
(a) whether the Grantor is an organization, the type of organization and any organizational identification number issued to the Grantor and (b) in the case of a financing statement filed as a fixture filing or covering Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Collateral relates.  The Grantor agrees to provide such information to the Collateral Agent promptly upon request.  Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

                  The Collateral Agent is further authorized to file filings with the United States
Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any
Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

                  SECTION 2.02.     No Assumption of Liability.  The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

                                                ARTICLE III

                                      Representations and Warranties

                  The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

                  SECTION 3.01.     Title and Authority.  Each Grantor has good and valid rights in and title to the
Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this
Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained.

                  SECTION 3.02.     Filings.  (a)  The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete in all material respects.  Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection
Certificate, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and
Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments.

                  (b)      Each Grantor represents and warrants that fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property with respect to
United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United
States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the
regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and United States registered Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than the financing statements referred to above in Section 3.02(a)
and such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

                  SECTION 3.03.     Validity of Security Interest.  The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations,
(b) subject to the filings described in Section 3.02 above, a perfected security interest in all
Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C.
§ 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction.  The
Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Credit
Agreement.

                  SECTION 3.04.     Absence of Other Liens.  The Collateral is owned by the Grantors free and clear of any
Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.  The
Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States
Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to
Section 6.02 of the Credit Agreement.  None of the Grantors holds any commercial tort claim except as indicated on the Perfection Certificate.

                                                ARTICLE IV

                                                Covenants

                  SECTION 4.01.     Change of Name; Location of Collateral; Records; Place of Business. (a)  Each Grantor
agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name,
(ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which
Collateral owned by it is located (including the establishment of any such new office or facility) other than with respect to Collateral (A) consisting of goods in transit between facilities, whether in vehicles owned by the applicable Grantor or on common carriers and (B) located in temporary warehousing which will remain in such warehousing for no longer than one month, (iii) in its identity or type of organization or corporate structure, (iv) in its Federal Taxpayer Identification Number or
organizational identification number, as applicable, or (v) in its jurisdiction of organization.  Each
Grantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the preceding sentence.  Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the
Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral.  Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

                  (b)      Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the
Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the
Collateral Agent showing the identity, amount and location of any and all Collateral.

                  SECTION 4.02.     Periodic Certification.  Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.01 of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by a Financial Officer of the
Borrower (a) setting forth the information required pursuant to this Section 2 of the Perfection
Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 4.02 and
(b) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) above to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).  Each certificate delivered pursuant to this
Section 4.02 shall identify in the format of Schedule II, III, IV or V, as applicable, all Patents,
Trademarks, Copyrights and Licenses of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

                  SECTION 4.03.     Protection of Security.  Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all Persons and to defend the Security
Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

                  SECTION 4.04.     Further Assurances.  Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.  If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

                  Without limiting the generality of the foregoing, each Grantor hereby authorizes the
Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II, III, IV or V hereto or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided, however, that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral.  Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the
Collateral Agent of the specific identification of such Collateral.

                  SECTION 4.05.     Inspection and Verification.  The Collateral Agent and such Persons as the Collateral
Agent may reasonably designate shall have the right, subject to compliance with Section 5.09 of the
Credit Agreement, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the
Grantors’ affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such
Collateral for the purpose of making such a verification; provided, however, that representatives of the
Grantors shall be entitled to participate in such discussions.  The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured
Party.

                  SECTION 4.06.     Taxes; Encumbrances.  At its option and after notice to the applicable Grantor, the
Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to
Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each
Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan
Documents.

                  SECTION 4.07.     Assignment of Security Interest.  If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent.  Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

                  SECTION 4.08.     Continuing Obligations of the Grantors.  Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral
Agent and the Secured Parties from and against any and all liability for such performance.

                  SECTION 4.09.     Use and Disposition of Collateral.  None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.02 of the Credit Agreement.  None of the
Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in possession of the Collateral owned by it, except that (a) Inventory, obsolete or worn out assets, Permitted Investments and other assets having a fair market value (alone or together with other related assets sold or to be sold) of less than $25,000 may be sold, in each case in the ordinary course of business and (b) unless and until the Collateral Agent shall notify the Grantors that an Event of
Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document.  Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold the Inventory subject to the Security
Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

                  SECTION 4.10.     Limitation on Modification of Accounts.  None of the Grantors will, without the
Collateral Agent’s prior written consent, grant any extension of the time of payment of any of the
Accounts included in the Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

                  SECTION 4.11.     Insurance.  The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with
Section 5.07 of the Credit Agreement.  Each Grantor irrevocably makes, constitutes and appoints the
Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such
Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an
Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto.  In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the
Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable.  All sums disbursed by the Collateral Agent in connection with this Section 4.11, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

                  SECTION 4.12.     Legend.  Each Grantor shall legend, in form and manner satisfactory to the Collateral
Agent, its Chattel Paper and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Chattel Paper have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

                  SECTION 4.13.     Covenants Regarding Patent, Trademark and Copyright Collateral.  (a)  Each Grantor
agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor’s business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

                  (b)      Each Grantor (either itself or through its licensees or its sublicensees) will, for each
Trademark material to the conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

                  (c)      Each Grantor (either itself or through licensees) will, for each work covered by a material
Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

                  (d)      Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country)
regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

                  (e)      In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any
Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright
Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent’s security interest in such Patent,
Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

                  (f)      Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any
office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents,
Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

                  (g)      In the event that any Grantor has reason to believe that any Collateral consisting of a Patent,
Trademark or Copyright material to the conduct of any Grantor’s business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the
Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such
Collateral.

                  (h)      Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor’s right, title and interest thereunder to the Collateral Agent or its designee.

                  (i)      Each Grantor shall ensure that fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property shall have been received and recorded within three months after the execution of this Agreement with respect to United States
Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the Collateral
Agent for recording by the United States Patent and Trademark Office and the United States Copyright
Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all
Collateral consisting of Patents, Trademarks and registered Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date of this amendment and restatement).

                  SECTION 4.14.     Other Actions.  In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the
Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Collateral:

                  (a)      Instruments and Tangible Chattel Paper.  If any Grantor shall at any time hold or acquire any
Instruments or Tangible Chattel Paper (other than such Instruments or Tangible Chattel Paper held in the ordinary course of such Grantor’s business and in an aggregate amount not exceeding $100,000), such
Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

                  (b)      Investment Property.  If any Grantor shall at any time hold or acquire any certificated securities (other than any such certificated securities having an aggregate fair market value not in excess of $50,000 and held in the ordinary course of such Grantor’s business), such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.
If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such
Grantor or its nominee directly by the issuer thereof, such Grantor shall promptly notify the Collateral
Agent thereof and, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (a) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (b) arrange for the Collateral Agent to become the registered owner of the securities.
If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a securities intermediary or commodity intermediary, such Grantor shall promptly notify the Collateral Agent thereof and, at the
Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause such securities intermediary or (as the case may
be) commodity intermediary to agree to comply with entitlement orders or other instructions from the
Collateral Agent to such securities intermediary as to such securities or other investment property, or
(as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Grantor or such nominee, or (ii) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such investment property, with the Grantor being permitted, only with the consent of the Collateral
Agent, to exercise rights to withdraw or otherwise deal with such investment property.  The Collateral
Agent agrees with each of the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights would occur.  The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Collateral Agent is the securities intermediary.

                  (c)      Electronic Chattel Paper and Transferable Records.  If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in
§ 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under UCC §9-105 of such electronic chattel paper or control under Section 201 of the Federal Electronic
Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic
Transactions Act, as so in effect in such jurisdiction, of such transferable record.  The Collateral
Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral
Agent’s loss of control, for the Grantor to make alterations to the electronic chattel paper or transferable record permitted under UCC §9-105 or, as the case may be, Section 201 of the Federal
Electronic Signatures in Global and National Commerce Act or §16 of the Uniform Electronic Transactions
Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

                  (d)      Letter-of-credit Rights.  If any Grantor is at any time a beneficiary (other than in the ordinary course of its business and in respect of letters of credit in an aggregate amount not exceeding
$150,000) under a letter of credit now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the
Collateral Agent, either (i) arrange for the issuer and any confirmed of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in the Credit Agreement.

                  (e)      Commercial Tort Claims.  If any Grantor shall at any time hold or acquire a commercial tort claim for an amount exceeding $100,000, the Grantor shall promptly notify the Collateral Agent in a writing signed by such Grantor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.

                                                ARTICLE V

                                               Collections

                  SECTION 5.01.     Collection Deposit Accounts.  (a)  From and after the Effective Date, each Grantor agrees to deposit all Daily Receipts into the Collection Deposit Accounts on a daily basis.

                  (b)      From and after the Effective Date, the Grantors agree to transfer, or cause to be transferred, on each Business Day, all amounts on deposit in any Collection Deposit Account to the Cash Concentration
Account other than amounts necessary (i) for the payment of routine bank service fees, (ii) for change orders and (iii) to reconcile deposit balances.

                  (c)      Unless and until the happening of an Event of Default, the Borrower may at any time withdraw any of the funds contained in the Cash Concentration Account for use, subject to the provisions of the
Credit Agreement, for general corporate purposes.

                  (d)      Upon the occurrence of an Event of Default, each Collection Deposit Account and the Cash
Concentration Account will, without any further action taken on the part of any Grantor or the
Collateral Agent, automatically convert into a closed account under the exclusive dominion and control of the Collateral Agent in which funds are held subject to the rights of the Collateral Agent hereunder.  No Grantor shall thereafter have any right or power to withdraw any funds from any
Collection Deposit Account or the Cash Concentration Account without the prior written consent of the
Collateral Agent.

                  (e)      In the event that a Grantor directly receives any remittances on Accounts included in the
Collateral, notwithstanding the arrangements for payment directly into the Collection Deposit Accounts pursuant to Section 5.02, such remittances shall be held for the benefit of the Collateral Agent and the
Lenders and shall be segregated from other funds of such Grantor, subject to the Security Interest granted hereby, and such Grantor shall cause such remittances and payments to be deposited into a
Collection Deposit Account or the Cash Concentration Account as soon as practicable after such Grantor’s receipt thereof.

                  (f)      All payments by any Grantor into any Cash Deposit Account or the Cash Collateral Account pursuant to this Section 5.01, whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise, in the relevant Cash Deposit Account or Cash Collateral Account in precisely the form in which received (but with any endorsements of such Grantor necessary for deposit or collection), and until they are so deposited such payments shall be held in trust by such Grantor for and as the property of the Collateral Agent.

                  SECTION 5.02.     Collections.  (a)  From and after the Effective Date, each Grantor agrees to notify and direct promptly each Account Debtor and every other Person obligated to make payments with respect to the Accounts included in the Collateral to make all such payments to a Collection Deposit Account established by it.  Each Grantor shall use all reasonable efforts to cause each Account Debtor and every other Person identified in the preceding sentence to make all payments with respect to the Accounts included in the Collateral directly to such Collection Deposit Account.

                  (b)      Without the prior written consent of the Collateral Agent, no Grantor shall, in a manner adverse to the Lenders, change the general instructions given to Account Debtors in respect of payment on Accounts to be deposited in any Collection Deposit Account.  Until the Collateral Agent shall have advised the Grantors to the contrary, each Grantor shall, and the Collateral Agent hereby authorizes each Grantor to, enforce and collect all amounts owing on the Inventory and Accounts included in the
Collateral, for the benefit and on behalf of the Collateral Agent and the other Secured Parties;
provided, however, that such privilege may at the option of the Collateral Agent be terminated upon the occurrence and during the continuance of any Event of Default.

                  SECTION 5.03.     Power of Attorney.  Each Grantor irrevocably makes, constitutes and appoints the
Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such
Grantor’s true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor’s name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts included in the
Collateral to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the
Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the
Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent or any Secured Party.  It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable.  The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

                                                ARTICLE VI

                                                 Remedies

                  SECTION 6.01.     Remedies upon Default.  Upon the occurrence and during the continuance of an Event of
Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times:  (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such
Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the
Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform
Commercial Code or other applicable law.  Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate.  The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to
Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives
(to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Collateral Agent shall give the Grantors 10 days’ written notice (which each
Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial
Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral
Agent’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the
Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine.  The Collateral
Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Collateral
Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such
Collateral may be sold again upon like notice.  At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any
Grantor (all said rights being also hereby waived and released to the extent permitted by law), the
Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the
Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.  As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.  Any sale pursuant to the provisions of this Section 6.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform
Commercial Code as in effect in the State of New York or its  equivalent in other jurisdictions.

                  SECTION 6.02.     Application of Proceeds.  The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Administrative
         Agent or the Collateral Agent (in its capacity as such hereunder or under any other
         Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan
         Document on behalf of any Grantor and any other costs or expenses incurred by the
         Collateral Agent or the Administrative Agent in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

                  THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale of the Collateral by the Collateral
Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.  For purposes of making any payment hereunder in respect of any DVA Obligations, the Collateral Agent may rely upon any statement or certificate presented to it by any Grantor or DVA Creditor (or any agent for such DVA Creditor) with respect to the amount of such DVA Obligation, and any distribution by the
Collateral Agent of funds to any agent for any of the DVA Creditors shall be sufficient to discharge the obligations of the Collateral Agent in respect of such DVA Obligations, and the Collateral Agent shall not be required to see to the application of such funds by such agent.

                  SECTION 6.03.     Grant of License to Use Intellectual Property.  For the purpose of enabling the
Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the
Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of
Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.  The use of such license by the Collateral Agent shall be exercised, at the option of the
Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

                                                ARTICLE VII

                                              Miscellaneous

                  SECTION 7.01.     Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit
Agreement.  All communications and notices hereunder to any Subsidiary Guarantor shall be given to it at its address or telecopy number set forth on Schedule I, with a copy to the Borrower.

                  SECTION 7.02.     Security Interest Absolute.  All rights of the Collateral Agent hereunder, the
Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan
Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument,
(c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

                  SECTION 7.03.     Survival of Agreement.  All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

                  SECTION 7.04.     Binding Effect; Several Agreement.  This Agreement shall become effective as to any
Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the
Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the
Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this
Agreement or the Credit Agreement.  This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other
Grantor hereunder.

                  SECTION 7.05.     Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

                  SECTION 7.06.     Collateral Agent’s Fees and Expenses; Indemnification.  (a)  Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

                  (b)      Without limitation of its indemnification obligations under the other Loan Documents, each
Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto;
provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

                  (c)      Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents.  The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender.  All amounts due under this
Section 7.06 shall be payable on written demand therefor.

                  SECTION 7.07.     GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY
THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7.08.     Waivers; Amendment.  (a)  No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Issuing Bank, the
Administrative Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

                  (b)      Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement or any Intercreditor Agreement.

                  SECTION 7.09.     WAIVER OF JURY TRIAL; APPOINTMENT OF RECEIVER.  EACH PARTY HERETO HEREBY WAIVES, TO
THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF
ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY
OF THE OTHER LOAN DOCUMENTS.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY
OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE
EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER
PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS
APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

                  SECTION 7.10.     Severability.  In the event any one or more of the provisions contained in this
Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 7.11.     SECTION 7.11  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.04), and shall become effective as provided in
Section 7.04.  Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 7.12.     Headings.  Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 7.13.     Jurisdiction; Consent to Service of Process.  (a)  Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York
State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Collateral
Agent, the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

                  (b)      Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan
Documents in any New York State or Federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c)      Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01.  Nothing in this Agreement will affected the right of any party to this
Agreement to serve process in any other manner permitted by law.

                  SECTION 7.14.     Termination.  (a)  This Agreement and the Security Interest shall terminate when all the Obligations (other than the DVA Obligations and other than inchoate indemnification and reimbursement rights) have been indefeasibly paid in full, the Lenders have no further commitment to lend, the LC Exposure has been reduced to zero and the Issuing Bank has no further commitment to issue
Letters of Credit under the Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors’ expense, all Uniform Commercial Code termination statements and similar documents which the Grantors shall reasonably request to evidence such termination.  Any execution and delivery of termination statements or documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Collateral Agent.

                  (b)      A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the
Security Interest in the Collateral of such Subsidiary Guarantor shall be automatically released in the event that all the capital stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of to a Person that is not an Affiliate of the Borrower in accordance with the terms of the
Credit Agreement; provided that the Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

                  (c)      Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the
Credit Agreement to any Person that is not a Grantor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02(b) of the Credit Agreement, the security interest in such Collateral shall be automatically released.

                  (d)      The Collateral Agent shall, in connection with a financing contemplated by Section 6.01(a)(vi)
and 6.02(a)(v) of the Credit Agreement, at the request of the lender providing the financing,
(i) subordinate the security interest under this Agreement on the specific assets or improvement being financed to the security interest of such lender pursuant to an intercreditor and/or subordination agreement in form and substance reasonably satisfactory to such lender, the Administrative Agent and the
Grantor or (ii) release the Lien and security interest under this Agreement on the specific assets or improvement being financed; provided that such Lien and security interest shall be reinstated upon the repayment in full of the loans of such lender and the obligations of the Grantor to such lender arising from or related to such financing secured by such assets or improvement and, in connection with such reinstatement, the Grantors shall execute and deliver, at the Grantors’ expense, any Uniform Commercial
Code financing statements or other documents necessary to effect and evidence such reinstatement as may be reasonably requested by the Collateral Agent.  In connection with any subordination or release of
Lien and security interest pursuant to this Section 7.14(d), the Collateral Agent shall execute and deliver, at the Grantors’ expense, any documents necessary to effect and evidence such subordination as may be reasonably requested by the Grantors.

                  SECTION 7.15.     Additional Grantors.  Upon execution and delivery by the Collateral Agent and a
Subsidiary of Holdings of an instrument in the form of Annex 3 hereto, such Subsidiary shall become a
Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder.
The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

                  SECTION 7.16.     Intercreditor Agreement.  The rights hereunder with respect to the DVA Creditors and the DVA Obligations are subject to the applicable Intercreditor Agreements.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                                     ADVANCE STORES COMPANY, INCORPORATED,

                                                         by
                                                                /s/ Jeffrey T. Gray
                                                        ---------------------------
                                                            Name: Jeffrey T. Gray
                                                            Title: SVP-CFO, Assitant Secretary

                                                     ADVANCE AUTO PARTS, INC.,

                                                         by
                                                                /s/ Jeffrey T. Gray
                                                        ---------------------------
                                                            Name: Jeffrey T. Gray
                                                            Title: SVP-CFO, Assitant Secretary

                                                     EACH SUBSIDIARY GUARANTOR LISTED ON SCHEDULE I
                                                     HERETO,

                                                         by
                                                                /s/ Jeffrey T. Gray
                                                        ---------------------------
                                                            Name: Jeffrey T. Gray
                                                            Title: SVP-CFO, Assitant Secretary

                                                     JPMORGAN CHASE BANK, as Collateral Agent,

                                                         by
                                                                /s/ Neil R. Boylan
                                                        --------------------------
                                                            Name: Neil R. Boylan
                                                            Title: Managing Director

                                                                                                SCHEDULE I
                                          Subsidiary Guarantors

                                                                                               SCHEDULE II
                                                Copyrights

                                                                                              SCHEDULE III
                                                 Licenses

                                                                                               SCHEDULE IV
                                                 Patents

                                                                                                SCHEDULE V
                                                Trademarks

                                                                                                         5

                                    CASH CONCENTRATION LETTER AGREEMENT dated as of
                           [                        ], among ADVANCE STORES COMPANY, INCORPORATED a
                           Virginia corporation (the “Borrower”), FIRST UNION NATIONAL BANK, a national banking corporation (the “Cash Concentration Bank”), JPMORGAN CHASE BANK, a
                           New York banking corporation (“JPMCB”) as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Security
                           Agreement referred to below).

                  Reference is made to the Amended and Restated Credit Agreement dated as of December 5,
2003 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Advance Auto Parts, Inc., a Delaware corporation (“Holdings”), the lenders from time to time party thereto and JPMCB, as administrative agent for the Secured Parties.

                  A.       The Borrower, Holdings, the Subsidiary Guarantors (as defined therein) (the Subsidiary
Guarantors, the Borrower and Holdings being collectively referred to as the “Grantors”) and the
Collateral Agent are parties to an Amended and Restated Security Agreement dated as of December 5, 2003
(as further amended, supplemented or otherwise modified from time to time, the “Security Agreement”).
Pursuant to the terms of the Security Agreement, the Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Grantors’ Accounts and other Collateral, to secure the payment and performance of the Obligations.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

                  B.       The Cash Concentration Bank has agreed to act as collection sub-agent of the Collateral Agent to receive (a) amounts transferred to the Cash Concentration Account (as defined below) (such amounts, the “Transferred Receipts”) and (b) payments on the Accounts included in the Collateral.

                  C.       The parties hereto desire to define hereunder certain rights and obligations among them with respect to the appointment of the Cash Concentration Bank.

                  NOW,  THEREFORE,  in  consideration  of  the  premises  and  the  mutual  covenants  and agreements hereinafter set forth, the parties hereto agree as follows:

                  1.       The Collateral Agent hereby appoints the Cash Concentration Bank as its collection sub-agent under the Security Agreement and authorizes the Cash Concentration Bank, on the terms and subject to the conditions set forth herein, to receive and hold on deposit (a) Transferred Receipts and (b) payments on the Accounts included in the Collateral.

                  2.       Prior to or contemporaneously with the execution and delivery by the Cash Concentration Bank of this Agreement, and for the purposes of this Agreement, the Cash Concentration Bank has established and will (except as otherwise provided in paragraph 12 below) maintain a cash concentration account in First
Union National Bank (account number 2001000059003) in the name of the Borrower (the “Cash Concentration
Account”).  The Cash Concentration Bank shall deposit in the Cash Concentration Account all Transferred
Receipts received by the Cash Concentration Bank and all payments received by the Cash Concentration
Bank in respect of the Accounts included in the Collateral.  The Cash Concentration Bank agrees to give the Collateral Agent prompt notice if the Cash Concentration Bank receives notice that the Cash
Concentration Account is subject to any writ, judgment, warrant of attachment, execution or similar process.  As security for the payment and performance of the Obligations, the Borrower hereby pledges, assigns and transfers to the Cash Concentration Bank, for the benefit of the Collateral Agent, and hereby creates and grants to the Cash Concentration Bank, for the benefit of the Collateral Agent, a security interest in the Cash Concentration Account and all property and assets held therein.  The Cash
Concentration Bank acknowledges the security interest of the Collateral Agent for the benefit of the
Lenders in the Cash Concentration Account.

                  3.       [The Cash Concentration Bank shall transmit all funds, if any, then on deposit in the Cash
Concentration Account at the end of each Business Day to the cash concentration account maintained by the Borrower with First Union National Bank (account number 2001000059003); provided that funds on deposit which are subject to collection shall be transmitted promptly upon collection.]  The Collateral
Agent hereby authorizes the Cash Concentration Bank to permit the Borrower to make withdrawals from the
Cash Concentration Account, so long as the Cash Concentration Bank has not received prior written notice from the Collateral Agent pursuant to the next succeeding sentence.  Promptly upon receipt of written, telex or telecopy notice from the Collateral Agent so directing the Cash Concentration Bank at any time
(which direction shall be given by the Collateral Agent only upon the occurrence and during the continuation of an Event of Default and which notice shall be sent simultaneously to the Borrower), except to the extent and subject to such terms as may be specified in such notice, the Cash
Concentration Bank shall no longer permit withdrawals from the Cash Concentration Account to be made by the Borrower without the written consent of the Collateral Agent, and, if so directed in such notice, shall promptly transmit to the Collateral Agent, at the office specified in such notice, all funds, if any, then on deposit in the Cash Concentration Account (provided that funds on deposit that are subject to collection shall be transmitted promptly upon collection).  If so directed in such notice, the Cash
Concentration Bank shall deliver directly to the Collateral Agent at the office specified in such notice all checks, drafts and other instruments for the payment of money relating to the Transferred Receipts or Accounts included in the Collateral in the possession of the Cash Concentration Bank without depositing such checks, drafts or other instruments in the Cash Concentration Account.

                  4.       Upon the occurrence and during the continuation of an Event of Default, the Cash Concentration
Bank shall, if requested by the Collateral Agent, furnish the Collateral Agent with monthly statements, in the form and manner typical for the Cash Concentration Bank, of amounts on deposit in, and amounts withdrawn from, the Cash Concentration Account and such other information relating to the Cash
Concentration Account at such times as shall be reasonably requested by the Collateral Agent.

                  5.       For purposes of this Agreement, any officer of the Collateral Agent shall be authorized to act, and to give instructions and notice, for the purposes set forth in this Agreement on behalf of the
Collateral Agent hereunder.

                  6.       The fees for the services of the Cash Concentration Bank shall be mutually agreed upon between the Borrower and the Cash Concentration Bank.  The Collateral Agent shall not have any responsibility or liability for the payment of any such fee.

                  7.       The Cash Concentration Bank may perform any of its duties hereunder by or through its agents, officers or employees and shall be entitled to rely upon the advice of counsel as to its duties.  The
Cash Concentration Bank shall not be liable to the Collateral Agent for any action required of the Cash
Concentration Bank under the terms of this Agreement, if such action was taken or omitted to be taken by it in the absence of gross negligence or willful misconduct, nor shall the Cash Concentration Bank be responsible to the Collateral Agent or the Borrower for the consequences of any oversight or error of judgment or be answerable to the Collateral Agent for the same unless the same shall happen through its gross negligence or wilful misconduct.

                  8.       The Borrower consents to the appointment of the Cash Concentration Bank and agrees that it will not withdraw, or request to withdraw, funds from the Cash Concentration Account upon the occurrence and during the continuation of an Event of Default unless such withdrawal is consented to in writing by the
Collateral Agent.

                  9.       The Cash Concentration Bank undertakes to perform only such duties as are expressly set forth in this Agreement.

                  10.      The Cash Concentration Bank accepts its obligations as set forth in this Agreement upon the terms and conditions hereof, including the following, to all of which the Borrower and the Collateral
Agent agree:

                  (a)      The Borrower shall promptly pay the Cash Concentration Bank the compensation, if any, to be mutually agreed upon with the Borrower for all services rendered by the Cash Concentration Bank in connection with this Agreement and to reimburse the Cash Concentration Bank for reasonable out-of-pocket expenses (including counsel fees) incurred by the Cash Concentration Bank in connection with the services rendered hereunder by the Cash Concentration Bank.

                  (b)      The Borrower agrees to and does hereby indemnify and hold harmless the Cash Concentration Bank from and against any loss, liability, claim, action, cost or expense incurred hereunder or arising directly from its action as Cash Concentration Bank hereunder, except for any action or omission caused by its gross negligence or wilful misconduct (collectively, a “Loss”), as well as the costs and expenses of defending against any such claim.  The Cash Concentration Bank shall promptly notify the Borrower of the commencement of any claim giving rise to a potential
         Loss and of the proceedings relating thereto.  The Borrower may, at its option, undertake to defend any such claim against the Cash Concentration Bank.

                  (c)      The Cash Concentration Bank may consult with one or more legal counsel satisfactory to it, and in no event shall it be liable for action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

                  (d)      The Cash Concentration Bank shall be protected from and shall incur no liability for or in respect of any action taken or damage suffered by it in reliance upon any certification, notice, direction, consent, affidavit, statement, or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties, and the Cash Concentration Bank shall be under no duty whatsoever to inquire into or investigate the authenticity, validity, accuracy or content of any such item.

                  (e)      The Cash Concentration Bank shall have no responsibility, and shall incur no liability, with respect to the validity of this Agreement or any document related hereto.

                  (f)      The Cash Concentration Bank shall not be under any duty to give the items held by it hereunder any greater degree of care than it gives its own similar property, shall not, unless separately agreed to with the Borrower, be required to invest any funds held hereunder, and shall be under no duty to take any action with respect to the funds held in the Cash Concentration Account, except to keep the same safe and to release and deliver same in accordance with this
         Agreement.  Funds held hereunder shall not earn or accrue interest, unless separately agreed to with the Borrower.  The Cash Concentration Bank’s duties and responsibilities shall be limited to the specific duties stated in this Agreement.

                  (g)      The Cash Concentration Bank shall act hereunder as a depository only and shall not be liable or responsible in any manner for the sufficiency, correctness, genuineness or validity of any certificate or information delivered to it, or for the identity or authority of any Person making any deposit hereunder.

                  11.      The Cash Concentration Bank shall be entitled to rely on the information furnished to it for all purposes in connection with carrying out its duties and obligations as Cash Concentration Bank hereunder, notwithstanding any knowledge that the Cash Concentration Bank may have (in any capacity)
that conflicts with the information so provided.

                  12.      (a)  The Cash Concentration Bank may at any time resign as such by giving written notice to the
Borrower and the Collateral Agent of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall not be less than
45 days after the date on which such notice is given unless the Borrower and the Collateral Agent agree to accept less notice.

                  (b)      In the event that the Cash Concentration Bank shall resign or the Borrower shall replace the
Cash Concentration Bank (of which the Borrower shall notify the Collateral Agent in advance), the Cash
Concentration Bank or the Borrower, as applicable, will (i) immediately upon the effectiveness of such resignation or replacement transmit to a successor collection subagent (which may be the Collateral
Agent and which, if other than the Collateral Agent, shall be a Lender and be reasonably acceptable to the Collateral Agent) specified in writing by the Borrower to the Collateral Agent and the Cash
Concentration Bank (such successor collection sub-agent, the “Successor Cash Concentration Bank”), at the office specified in writing by the Borrower to the Collateral Agent and the Cash Concentration Bank,
all funds, if any, then on deposit in, or otherwise to the credit of, the Cash Concentration Account, provided that funds on deposit which are subject to collection shall be transmitted promptly upon collection, (ii) deliver directly to the Successor Cash Concentration Bank at the office specified in writing by the Borrower to the Collateral Agent and the Cash Concentration Bank all Transferred Receipts
and all checks, drafts and other instruments for the payment of money relating to the Accounts included in the Collateral in the possession of the Cash Concentration Bank, without depositing such Transferred
Receipts or checks, drafts or other instruments in the Cash Concentration Account or any other account and (iii) deliver any Transferred Receipts or payments relating to the Accounts included in the
Collateral received by the Cash Concentration Bank after such replacement, in whatever form received, directly to the Successor Cash Concentration Bank at the office specified in writing to the Collateral
Agent and the Cash Concentration Bank.

                  13.      The Collateral Agent agrees with the Borrower that it will provide the Cash Concentration Bank with notice as specified in paragraph 3 of this Agreement only if an Event of Default has occurred and is continuing under this Agreement or any other Loan Document.

                  14.      The term of this Agreement shall extend from the date hereof until the earlier of (a) the date on which all Obligations (other than the DVA Obligations) have been paid in full and (b) any date on which the Cash Concentration Bank shall not be serving in its capacity hereunder as provided in paragraph 12 above.  The obligations of the Cash Concentration Bank contained in clause (b)(iii) of paragraph 12 shall survive the termination of this Agreement.

                  15.      All notices and communications hereunder shall be in writing (except where telephonic instructions or notices are authorized herein) and shall be deemed to have been received and shall be effective on the day on which delivered (including delivery by telex or facsimile) (a) in the case of the Collateral Agent, addressed to JPMorgan Chase Bank, Loan and Agency Services Group, One Chase
Manhattan Plaza, 8th Floor, New York, New York  10081, to the attention of Janet Belden (Telecopy
No. (212) 552-5658) with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, to the
attention of Neil Boylan, (Telecopy No. (212) 552-5658); (b) in the case of the Cash Concentration Bank, addressed to First Union National Bank, 301 S. College Street, DC-5, Charlotte, N.C. 28288-0757 to the
attention of [                 ] (Telecopy No. (704) 374-3300); and (c) in the case of the Borrower, addressed to Advance Stores Company, Incorporated, 5673 Airport Road, Roanoke, Virginia 24012 to the
attention of Chief Financial Officer (Telecopy No. (540) 561-1699).

                  16.      The Cash Concentration Bank will not (except as expressly permitted hereby) assign or transfer any of its rights or obligations hereunder (other than to the Collateral Agent) without the prior written consent of the other parties hereto.

                  17.      This Agreement may be amended only by a written instrument executed by the Collateral Agent, the Cash Concentration Bank and the Borrower, acting by their representative officers thereunto duly authorized.

                  18.      Except as otherwise provided in the Credit Agreement with respect to rights of set-off available to the Cash Concentration Bank in the event that it is also a Lender under the Credit
Agreement, the Cash Concentration Bank hereby irrevocably waives, effective upon the occurrence and during the continuation of an Event of Default, any right to set-off against, or otherwise deduct from, any funds then or at any time thereafter held in the Cash Concentration Account for any indebtedness or other claim then or at any time thereafter owed by the Borrower to the Cash Concentration Bank.

                  19.      Except to the extent the laws of the state of Virginia govern the Cash Concentration Account, this Agreement shall be construed in accordance with and governed by the laws of the State of New York.

                  20.      This Agreement (a) shall inure to the benefit of and be binding upon the Collateral Agent, the
Cash Concentration Bank, the Borrower and their respective successors and assigns and (b) may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                                     ADVANCE STORES COMPANY, INCORPORATED,

                                                         by

                                                        ---------------------------
                                                            Title:

                                                     JPMORGAN CHASE BANK, as Collateral Agent,

                                                         by

                                                        --------------------------
                                                            Title:

                                                     FIRST UNION NATIONAL BANK, as Cash Concentration
                                                     Bank,

                                                         by

                                                        -------------------------
                                                            Title:

                                                                                                         6
                                                                                              Annex 1-B to
                                                                                    the Security Agreement
                                    COLLECTION DEPOSIT LETTER AGREEMENT dated as of [      ], among
                           ADVANCE STORES COMPANY, INCORPORATED, a Virginia Corporation (the “Borrower”),
                           JPMORGAN CHASE BANK, a New York banking corporation (“JPMCB”), as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the
                           Security Agreement referred to below) and [           ], a [               ]
                           (the “Collection Deposit Bank”).

                  Reference is made to the Amended and Restated Credit Agreement dated as of December 5,
2003 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Advance Auto Parts, Inc., a Delaware corporation (“Holdings”), the Lenders from time to time party thereto and JPMCB, as administrative agent for the Lenders (in such capacity, the
“Administrative Agent”).

                  A.       The Borrower, Holdings, the Subsidiary Guarantors (as defined therein) (the Subsidiary
Guarantors, the Borrower and Holdings being collectively referred to herein as the “Grantors”) and the
Collateral Agent are parties to an Amended and Restated Security Agreement dated as of December 5, 2003
(the “Security Agreement”).  Pursuant to the terms of the Security Agreement, the Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Grantors’
Accounts and other Collateral, to secure the payment and performance of the Obligations.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the
Security Agreement.

                  B.       The Collection Deposit Bank has agreed to receive on behalf of the Grantors (a) Daily Receipts and (b) payments on the Accounts included in the Collateral.

                  C.       The parties hereto desire to define hereunder certain rights and obligations among them with respect to the appointment of the Collection Deposit Bank.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                  1.       The Collateral Agent hereby authorizes the Collection Deposit Bank, on the terms and subject to the conditions set forth herein, to receive (a) Daily Receipts and (b) payments on the Accounts included in the Collateral.

                  2.       Contemporaneously with the execution and delivery by the Collection Deposit Bank of this
Agreement, and for the purposes of this Agreement, the Collection Deposit Bank has established and shall maintain (except as otherwise provided in paragraph 8 below) for the benefit of  the Collateral Agent upon the occurrence of an Event of Default one or more collection accounts in the name of the Borrower
(all such accounts, collectively, the “Collection Deposit Account”).  All Daily Receipts received by the
Collection Deposit Bank and all payments received by the Collection Deposit Bank in respect of the
Accounts included in the Collateral shall be deposited by the Borrower in the Collection Deposit
Account, and such Daily Receipts and payments shall not be commingled with other funds of the Borrower.
All funds at any time on deposit in the Collection Deposit Account shall be held by the Collection
Deposit Bank subject to the terms of this Agreement.  The Collection Deposit Bank agrees to give the
Collateral Agent prompt notice if the Collection Deposit Bank receives notice that the Collection
Deposit Account is subject to any writ, judgment, warrant of attachment, execution or similar process.
As security for the payment and performance of the Obligations, the Borrower hereby pledges, assigns and transfers to the Collection Deposit Bank, for the benefit of the Collateral Agent, and hereby creates and grants to the Collection Deposit Bank, for the benefit of the Collateral Agent, a security interest in the Collection Deposit Account and all property and assets held therein.  The Collection Deposit Bank acknowledges the security interest of the Collateral Agent for the benefit of the Lenders in the
Collection Deposit Account.

                  3.       The Collateral Agent hereby authorizes the Collection Deposit Bank to permit the Borrower to make withdrawals from the Collection Deposit Account, so long as the Collection Deposit Bank has not received notice from the Collateral Agent pursuant to the next succeeding sentence.  Upon receipt of written, telex, facsimile or telephonic notice (which, in the case of telephonic notice, shall be promptly confirmed in writing) from the Collateral Agent so directing the Collection Deposit Bank at any time (which direction shall be given by the Collateral Agent only upon the occurrence and during the continuation of an Event of Default and which notice shall be sent simultaneously to the Borrower), except to the extent and subject to such terms as may be specified in such notice, the Collection
Deposit Bank shall no longer permit withdrawals from the Collection Deposit Account to be made by the
Borrower, and, if so directed in such notice, shall promptly transmit to the cash concentration account maintained by the Borrower with First Union National Bank (account number 2001000059003) (the “Borrower
Cash Concentration Account”) all funds, if any, then on deposit in, or otherwise to the credit of, the
Collection Deposit Account (provided that funds on deposit that are subject to collection shall be transmitted promptly upon collection).  If so directed in such notice, the Collection Deposit Bank shall transmit directly to the Borrower Cash Concentration Account all Daily Receipts and all checks, drafts and other instruments for the payment of money relating to the Accounts included in the Collateral in the possession of the Collection Deposit Bank without depositing such Daily Receipts or such checks, drafts or other instruments in the Collection Deposit Account or any other account.

                  4.       Upon the occurrence and during the continuation of an Event of Default, the Collection Deposit
Bank shall, if requested by the Collateral Agent, furnish the Collateral Agent with monthly statements, in the form and manner typical for the Collection Deposit Bank, of amounts of deposits in, and amounts withdrawn from, the Collection Deposit Account and such other information relating to the Collection
Deposit Account at such times as shall be reasonably requested by the Collateral Agent.

                  5.       For purposes of this Agreement, any officer of the Collateral Agent shall be authorized to act, and to give instructions and notice, for the purposes set forth in this Agreement on behalf of the
Collateral Agent hereunder.

                  6.       The fees for the services of the Collection Deposit Bank shall be mutually agreed upon between the Borrower and the Collection Deposit Bank.  The Collateral Agent shall not have any responsibility or liability for the payment of any such fee.

                  7.       The Collection Deposit Bank may perform any of its duties hereunder by or through its agents, officers or employees and shall be entitled to rely upon the advice of counsel as to its duties.  The
Collection Deposit Bank shall not be liable to the Collateral Agent for any action required of the
Collection Deposit Bank under the terms of this Agreement, if such action was taken or omitted to be taken by it in good faith, nor shall the Collection Deposit Bank be responsible to the Collateral Agent or the Borrower for the consequences of any oversight or error of judgment or be answerable to the
Collateral Agent for the same unless the same shall happen through its gross negligence or willful misconduct.

                  8.       In the event that the Borrower shall replace the Collection Deposit Bank (of which the Borrower shall notify the Collateral Agent in advance), the Collection Deposit Bank or the Borrower, as applicable, will (a) immediately transmit to the Borrower Cash Concentration Account all funds, if any, then on deposit in, or otherwise to the credit of, the Collection Deposit Account, (b) deliver directly to the successor collection deposit bank at the office specified in writing by the Borrower to the
Collateral Agent all subsequently received Daily Receipts and all checks, drafts and other instruments for the payment of money relating to the Accounts included in the Collateral that would have been deposited with the Collection Deposit Bank and (c) deliver any Daily Receipts or payments relating to the Accounts included in the Collateral by the Collection Deposit Bank after such replacement, in whatever form received, directly to the successor collection deposit bank at the office specified in writing by the Borrower to the Collateral Agent.

                  9.       The Borrower consents to the appointment of the Collection Deposit Bank and agrees that it will not withdraw, or request to withdraw, funds from the Collection Deposit Account upon the occurrence and during the continuation of an Event of Default unless such withdrawal is consented to in writing by the
Collateral Agent.  The Borrower acknowledges that the Collection Deposit Bank shall incur no liability to the Borrower as a result of any action taken pursuant to an instruction given by the Collateral Agent in accordance with the provisions of this Agreement.

                  10.      The Collateral Agent agrees that it will provide the Collection Deposit Bank with notice as specified in paragraph 3 of this Agreement only if an Event of Default has occurred and is continuing under this Agreement or any other Loan Document.

                  11.      The term of this Agreement shall extend from the date hereof until the earlier of (a) the date on which all Obligations (other than the DVA Obligations) have been paid in full and (b) any date on which the Collection Deposit Bank shall not be serving in its capacity as collection deposit bank hereunder as provided in paragraph 8 above.  The obligations of the Collection Deposit Bank contained in the third sentence of paragraph 8 shall survive the termination of this Agreement.

                  12.      All notices and communications hereunder shall be in writing (except where telephonic instructions or notices are authorized herein) and shall be deemed to have been received and shall be effective on the day on which delivered (including delivery by telex or facsimile) (a) in the case of the Collateral Agent, addressed to JPMorgan Chase Bank, Loan and Agency Services Group, One Chase
Manhattan Plaza, 8th Floor, New York, New York 10081, to the attention of Janet Belden (Telecopy
No. (212) 552-5658) with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, to the
attention of Neil Boylan, (Telecopy No. (212) 552-5658), and (b) in the case of the Collection Deposit
Bank, addressed to [         ], to the attention of [           ].

                  13.      The Collection Deposit Bank will not (except as contemplated in paragraph 8 above) assign or transfer any of its rights or obligations hereunder (other than to the Collateral Agent) without the prior written consent of the other parties hereto.

                  14.      This Agreement may be amended only by a written instrument executed by the Collateral Agent, the Collection Deposit Bank and the Borrower, acting by their representative officers thereunto duly authorized.

                  15.      Except as otherwise provided in the Credit Agreement with respect to rights of set-off available to the Collection Deposit Bank in the event that it is also a Lender under the Credit
Agreement, the Collection Deposit Bank hereby irrevocably waives, effective upon the occurrence and during the continuation of an Event of Default, any right to set-off against, or otherwise deduct from, any funds (with the exception of service fees and deposited items which have been returned) then or at any time thereafter held in the Collection Deposit Account for any indebtedness or other claim then or at any time thereafter owed by the Borrower to the Collection Deposit Bank.

                  16.      Except to the extent the laws of the state of [           ] govern the Collection Deposit
Account, this Agreement shall be construed in accordance with and governed by the laws of the State of
New York.

                  17.      This Agreement (a) shall inure to the benefit of and be binding upon the Collateral Agent, the
Collection Deposit Bank, the Borrower and their respective successors and assigns and (b) may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed by their duly authorized officers as of the date first above written.

                                                     ADVANCE STORES COMPANY INCORPORATED,

                                                         by

                                                        ---------------------------
                                                            Title:

                                                     JPMORGAN CHASE BANK, as Collateral Agent,

                                                         by

                                                        --------------------------
                                                            Title:

                                                     [                                           ],
                                                     as Collection Deposit Bank,

                                                         by
                                                            Title:

                                                                                            Annex 2 to the
                                                                                        Security Agreement
                                                [Form Of]
                                          PERFECTION CERTIFICATE

                  Reference is made to (a) the Amended and Restated Credit Agreement dated as of
December 5, 2003 (as further amended, supplemented or otherwise modified from time to time, the “Credit
Agreement”), among Advance Auto Parts, Inc. (“Holdings”), Advance Stores Company, Incorporated (the
“Borrower”), the lenders from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, as administrative agent for the Lenders, Collateral Agent and issuing bank, (b) the Guarantee Agreement dated as of November 28, 2001 (as amended, supplemented or otherwise modified from time to time, the
“Guarantee Agreement”), among the Subsidiary Guarantors (as defined therein), Holdings and the Collateral
Agent and (c) the Amended and Restated Security Agreement dated as of December 5, 2003 (as further amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among the
Borrower, Holdings, the Subsidiary Guarantors and the Collateral Agent.  All capitalized terms used but not defined herein shall have the meanings given such terms in the Credit Agreement or the Security
Agreement, as applicable.

                  The undersigned, a Financial Officer of the Borrower, hereby certifies to the
Collateral Agent and each other Secured Party as follows:

                  1.       Names  (a)  The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation, is as follows:

                  (b)      Set forth below is each other corporate name each Grantor has had in the past five years, together with the date of the relevant change:

                  (c)      Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years.  Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization.  If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

                  (d)      The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

                  (e)      Set forth below is the Federal Taxpayer Identification Number of each Grantor:

                  (f)      Set forth below is the organizational number of each Grantor that is a registered organization:

                  2.       Current Locations.  (a)  The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor                      Mailing Address                    County                    State

                  (b)      Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts (with each location at which chattel paper, if any, is kept being indicated by an “*”):

Grantor                      Mailing Address                    County                    State

                  (c)      The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name below:

Grantor                                                                           Jurisdiction

                  (d)      Set forth below opposite the name of each Grantor are all the places of business of such
Grantor not identified in paragraph (a), (b) or (c) above:

Grantor                      Mailing Address                    County                    State

                  (e)      Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Collateral not identified above:

Grantor                      Mailing Address                    County                    State

                  (f)      Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor                      Mailing Address                    County                    State

                  3.       Unusual Transactions.  All Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

                  4.       File Search Reports.  File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in Section 2 hereof, and such search reports reflect no liens against any of the Collateral other than those permitted under the Credit Agreement.

                  5.       UCC Filings.  Duly [authenticated] [signed] financing statements on Form UCC-1 in substantially the form of Schedule 5 hereto have been prepared for filing in the Uniform Commercial Code filing office in each jurisdiction identified with respect to such Grantor in [Section 2] [Section 2(a) or 2(b)]
hereof.

                  6.       Schedule of Filings.  Attached hereto as Schedule 5 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

                  7.       Filing Fees.  All filing fees and taxes payable in connection with the filings described in
Section 5 above have been or will be paid.

                  8.       Stock Ownership.  Attached hereto as Schedule 8 is a true and correct list of all the duly authorized, issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests in the Borrower and of each Subsidiary and the record and beneficial owners of such stock, partnership interests, limited liability company membership interests or other equity interests.  Also set forth on Schedule 8 is each equity investment of Holdings and each
Subsidiary that represents 50% or less of the equity of the entity in which such investment was made.

                  9.       Debt Indebtedness.  Attached hereto as Schedule 9 is a true and correct list of all instruments, including promissory notes and other evidence of indebtedness, held by Holdings and each
Subsidiary, including all intercompany notes between Holdings and each Subsidiary of Holdings and between each Subsidiary of Holdings and each other such Subsidiary.

                  10.      Advances.  Attached hereto as Schedule 10 is (a) a true and correct list of all advances made by Holdings to any Subsidiary of Holdings or made by any Subsidiary of Holdings to Holdings or any other
Subsidiary of Holdings, which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Pledge Agreement, and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to Holdings or any
Subsidiary of Holdings.

                  11.      Mortgage Filings.  Attached hereto as Schedule 11 is a schedule setting forth, with respect to each Mortgaged Property, (a) the exact corporate name of the corporation that owns such property as such name appears in its certificate of incorporation, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral
Agent to obtain a perfected security interest therein.

                  12.      Intellectual Property.  Attached hereto as Schedule 12(A) in proper form for filing with the
United States Patent and Trademark Office is a schedule setting forth all of each Grantor’s Patents,
Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner, the registration number and the expiration date of each Patent, Patent License, Trademark and Trademark
License owned by any Grantor. Attached hereto as Schedule 12(B) in proper form for filing with the
United States Copyright Office is a schedule setting forth all of each Grantor’s Copyrights and
Copyright Licenses, including the name of the registered owner, the registration number and the expiration date of each Copyright or Copyright License owned by any Grantor.

                  13.      Commercial Tort Claims.  Attached hereto as Schedule 13 is a true and correct list of commercial tort claims held by any Grantor, including a brief description thereof.

                  IN WITNESS WHEREOF, the undersigned has duly executed this certificate on this _____
day of December 2003.

                                                     ADVANCE STORES COMPANY, INCORPORATED,

                                                         by
                                                                /s/ Jeffrey T. Gray
                                                        ---------------------------
                                                            Name: Jeffrey T. Gray
                                                            Title: SVP-CFO, Assistant Secretary

                                                                                            Annex 3 to the
                                                                                        Security Agreement

                                    SUPPLEMENT NO. [  ] dated as of [            ], to the Amended and
                           Restated Security Agreement dated as of December 5, 2003 (as further amended, supplemented or otherwise modified from time to time, the “Security
                           Agreement”), among ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the “Borrower”), ADVANCE AUTO PARTS, INC., a Delaware corporation
                           (“Holdings”), each subsidiary of the Borrower listed on Schedule I thereto
                           (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, Holdings and the
                           Borrower are referred to collectively herein as the “Grantors”) and JPMORGAN
                           CHASE BANK, a New York banking corporation (“JPMCB”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

                  A.       Reference is made to (a) the Amended and Restated Credit Agreement dated as of December 5, 2003
(as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders from time to time party thereto (the “Lenders”) and JPMCB, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Collateral Agent and as issuing bank (in such capacity, the “Issuing Bank”), and (b) the Guarantee Agreement dated as of
November 28, 2001 (as amended, supplemented or otherwise modified from time to time, the “Guarantee
Agreement”), among the Subsidiary Guarantors, Holdings and the Collateral Agent.

                  B.       Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or the Credit Agreement, as applicable.

                  C.       The Grantors have entered into the Security Agreement in order to induce the Lenders to make
Loans, the Issuing Bank to issue Letters of Credit and DVA Creditors to purchase Designated Vendor
Accounts.  Section 7.15 of the Security Agreement provides that additional Subsidiaries of Holdings may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security
Agreement in order to induce the Lenders to make additional Loans, the Issuing Bank to issue additional
Letters of Credit and DVA Creditors to purchase additional Designated Vendor Accounts, and as consideration for Loans previously made, Letters of Credit previously issued and Designated Vendor
Accounts previously purchased.

                  Accordingly, the Collateral Agent and the New Grantor agree as follows:

                  SECTION 1.        In accordance with Section 7.15 of the Security Agreement, the New Grantor by its
signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants to the Collateral Agent and the Secured Parties that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

                  SECTION 2.        The New Grantor represents and warrants to the Collateral Agent and the Secured
Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3.        This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral
Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent.  Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this
Supplement.

                  SECTION 4.        The New Grantor hereby represents and warrants to the Collateral Agent and the Secured
Parties that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor other than Collateral (i) consisting of goods in transit between facilities, whether in vehicles owned by the applicable Grantor or on common carriers and
(ii) located in temporary warehousing which will remain in such warehousing for no longer than one month and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor and its jurisdiction of formation.

                  SECTION 5.        Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

                  SECTION 6.        THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.

                  SECTION 7.        In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 8.        All communications and notices hereunder shall be in writing and given as provided in
Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

                  SECTION 9.        The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

                  IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this
Supplement to the Security Agreement as of the day and year first above written.

                                                     [Name Of New Grantor],

                                                         by
                                                                /s/ Jeffery T. Gray
                                                        ---------------------------
                                                            Name: Jeffrey T. Gray
                                                            Title: SVP-CFO, Assistant Secretary
                                                            Address:

                                                     JPMORGAN CHASE BANK, as Collateral Agent,

                                                         by
                                                                /s/ Neil R. Boylan
                                                        --------------------------
                                                            Name: Neil R. Boylan
                                                            Title: Managing Director

                                                                                                SCHEDULE I
                                                                             to Supplement No. [  ] to the
                                                                                        Security Agreement
                                          LOCATION OF COLLATERAL

Description                                                            Location

                                          PERFECTION CERTIFICATE

         Reference is made to (a) the Amended and Restated Credit Agreement dated as ofDecember [ ],
2003, (as further amended, supplmented or otherwise modified from time to time, the "Credit Agreement"), among Advance Auto Parts, Inc. ("Holdings"), Advance Stores Company, Incorporated (the "Borrower"), the
lenders from time to time party thereto (the "Lenders"), and JPMorgan Chase Bank, as administrative agent for the Lenders, Collateral Agent and issuing bank, (b) the Guarantee Agreement dated as of
November 28, 2001 (as amended,  supplemented or otherwise modified from time to time) among the
Subsidiary Guarantors (as defined therein), Holdings and the Collateral Agent and (c) the Amended and
Restated Security Agreement dated as of December [ ], 2003 (as further amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among the Borrower, Holdings, the
Subsidiary Guarantors and the Collateral Agent.  All capitalized terms used but not defined herein shall have the meanings given such terms in the Credit Agreement or the Security Agreement, as applicable.

         The undersigned, a Financial Officer of the Borrower, hereby certifies to the Collateral Agent and each other Secured Party as follows:

         1.       Names

                  (a)      The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation, is as follows:

                           Advance Auto Parts, Inc., a Delaware corporation
                           Advance Stores Company, Incorporated, a Virginia corporation
                           Advance Trucking Corporation, a Virginia corporation
                           Western Auto Supply Company, a Delaware corporation
                           Western Auto of Puerto Rico, Inc., a Delaware corporation
                           Western Auto of St. Thomas, Inc., a Delaware corporation

                           Advance Merchandising Company, Inc., a Virginia corporation
                           Advance Aircraft Company, Inc., a Virginia corporation
                           Discount Auto Parts, Inc., a Florida corporation
                           DAP Acceptance Corporation, a Delaware corporation

                  (b)      Set forth below is each other corporate name each Grantor has had in the past five years, together with the date of the relevant change:

                           There have been no name changes for Grantors.

                  (c)      Except as set forth in Schedule 1 hereto, no Grantor has changed its identify or corporate structure in any way within the past five years.  Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization.  If any such change has occurred, include in Schedule
1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

                    (d)    The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

                           Advance Auto Parts
                           Parts America
                           Western Auto
                           Discount Auto Parts
                           Advance Discount Auto Parts

                  (e)      Set forth below is the Federal Taxpayer Identification Number of each Grantor:

                           Advance Auto Parts Inc.                              54-2049910
                           Advance Stores Company, Incorporated                 54-0118110
                           Advance Trucking Corporation                         54-1895223
                           Western Auto Supply Company                          54-1911686
                           Western Auto of Puerto Rico, Inc.                    43-1544437
                           Western Auto of St. Thomas, Inc.                     66-0469029

                           Advance Merchandising Company, Inc.                  54-2061915
                           Advance Aircraft Company, Inc.                       54-2061983
                           Discount Auto Parts, Inc.                            59-1447420
                           DAP Acceptance Corporation                           51-0394621

                    (f)    Set forth below is the organizational number of each Grantor that is a registered organization:

                           Advance Auto Parts, Inc.                             0386705-8
                           Advance Stores Company, Incorporated                 0034317-8
                           Advance Trucking Corporation                         0501578-9
                           Western Auto Supply Company                          2930353
                           Western Auto of Puerto Rico, Inc.                    2222941
                           Western Auto of St. Thomas, Inc.                     2239675

                           Advance Merchandising Company, Inc.                  0567871-9
                           Advance Aircraft Company, Inc.                       0567983-2
                           Discount Auto Parts, Inc.                            402764
                           DAP Acceptance Corporation                           3124365

         2.       Current Locations:

                  (a)  The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor                             Mailing Address           County            State

Advance Auto Parts, Inc.            5673 Airport Road         Roanoke  VA
                                            Roanoke, VA 24012

Advance Stores Company,             5673 Airport Road         Roanoke  VA
Incorporated                                Roanoke, VA 24012

Advance Trucking Corporation        5673 Airport Road         Roanoke  VA
                                            Roanoke, VA 24012

Western Auto Supply Company         5673 Airport Road         Roanoke  VA
                                            Roanoke, VA 24012

Western Auto of Puerto Rico, Inc.   5673 Airport Road         Roanoke  VA
                                            Roanoke, VA 24012

Western Auto of St. Thomas, Inc.    5673 Airport Road         Roanoke  VA
                                            Roanoke, VA 24012

Advance Merchandising Company,      5673 Airport Road         Roanoke  VA
Inc.                                        Roanoke, VA 24012

Advance Aircraft Company, Inc.      5673 Airport Road         Roanoke  VA
                                            Roanoke, VA 24012

Discount Auto Parts, Inc.           5673 Airport Road         Roanoke  VA
                                            Roanoke, VA 24012

DAP Acceptance                      5673 Airport Road         Roanoke  VA
Corporation                                 Roanoke, VA  24012

                  (b)  Set forth below opposite the name of each Grantor are all locations where such
Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any is kept being indicated by an "*"):

Grantor                             Mailing Address           County            State

Advance Auto Parts, Inc.            5673 Airport Road         Roanoke  VA
                                            Roanoke, VA 24012

Advance Stores Company,             5673 Airport Road         Roanoke  VA
Incorporated                                Roanoke, VA 24012

Western Auto Supply Company         5673 Airport Road         Roanoke  VA
                                            Roanoke, VA 24012

                                            9680 Marion Ridge Dr.      Jackson  MO
                                            Kansas City, MO 64137

                                            235 E 2nd Street           Imperial CA
                                            Calexico, CA

Western Auto of Puerto Rico, Inc.   5673 Airport Road         Roanoke  VA
                                            Roanoke, VA 24012

                                            65th Infantry
                                            PO Box 3978
                                            Carolina                                    PR

Western Auto of St. Thomas, Inc.    5673 Airport Road         Roanoke  VA
                                            Roanoke, VA 24012

Discount Auto Parts, Inc.           4900 Frontage Road South  Polk              FL
                                            Lakeland, FL 33815

                  (c)  The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name below:

         Grantor                                                                Jurisdiction
Advance Auto Parts Inc.                                                         Delaware
Advance Stores Company, Incorporated                                            Virginia
Advance Trucking Corporation                                                    Virginia
Western Auto Supply Company                                                     Delaware
Western Auto of Puerto Rico, Inc.                                               Delaware
Western Auto of St. Thomas, Inc.                                                Delaware

Advance Merchandising Company, Inc.                                    Virginia
Advance Aircraft Company, Inc.                                                  Virginia
Discount Auto Parts, Inc.                                                       Florida
DAP Acceptance Corporation                                                      Delaware

                  (d)  Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b) or (c) above:

                         See Schedule 2(d) attached.

                  (e)  Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Collateral not identified above:

Grantor                             Mailing Address           County            State

                                                      None

                  (f)  Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

         Grantor                    Mailing Address           County            State

         Note:  JPMorgan Chase Bank has possession of collateral pledged pursuant to that certain Pledge
Agreement dated as of November 28, 2001.

         3.       Unusual Transactions.  All Accounts have been originated by the Grantors and all
Inventory has been acquired by the Grantors in the ordinary course of business.

         4.       [Intentionally omitted.]

         5.       [Intentionally omitted.]

         6.       [Intentionally omitted.]

         7.       [Intentionally omitted.]

         8.       Stock Ownership.  Attached hereto as Schedule 8 is a true and correct list of all the duly authorized, issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests of the Borrower and each Subsidiary and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests.
Also set forth on Schedule 8 is each equity investment of Holdings and each Subsidiary that represents
50% or less of the equity of the entity in which such investment was made.

                  See Schedule 8 attached hereto.

         9.       Debt Instruments.  Attached hereto as Schedule 9 is a true and correct list of all instruments, including any promissory notes and other evidence of indebtedness, held by Holdings and each Subsidiary, including all intercompany notes between Holdings and between each Subsidiary of
Holdings and each other such Subsidiary.

                  See Schedule 9 attached hereto.

         10.      Advances.  Attached hereto as Schedule 10 is (a) a true and correct list of all advances made by Holdings to any Subsidiary of Holdings or made by any Subsidiary of Holdings to
Holdings or any other Subsidiary of Holdings, which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Pledge Agreement and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to Holdings or any Subsidiary of Holdings.

                  See Schedule 10 attached hereto.

         11.      Mortgage Filings.  Attached hereto as Schedule 11 is a Schedule setting forth, with respect to each Mortgaged Property, (a) the exact corporate name of the corporation that owns such property as such name appears in its certificate of incorporation,  (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and
(c)  the filing office in which a Mortgage with respect to such property must be filing or recorded in order for the Collateral Agent to obtain a perfected security interest therein.

                  See Schedule 11 attached hereto.

         12.      Intellectual Property.  Attached hereto as Schedule 12(A) in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth all of each Grantor's
Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner, the registration number and the expiration date of each Patent, Patent License, Trademark and Trademark
License owned by any Grantor.  Attached hereto as Schedule 12(B) in proper form for filing with the
United States Copyright Office is a schedule setting forth all of each Grantor's Copyrights and
Copyright Licenses, including the name of the registered owner, the registration number and the expiration date of each Copyright or Copyright License owned by any Grantor.

                  See Schedules 12 (A) and 12(B) attached hereto.

         13.      Commercial Tort Claims.  Attached hereto as Schedule 13 is a true and correct list of commercial tort claims held by any Grantor, including a brief description hereof.

                  None.

         14.      Deposit Accounts.  Attached hereto as Schedule 14 is a true and correct list of deposit accounts maintained by each Grantor, including the name and address of the depositary institution, the type of account and the account number.

                  See Schedule 14 attached hereto.

         IN WITNESS WHEREOF, the undersigned has duly executed this certificate this  _5th  day of
December 2003.

                                                              ADVANCE STORES COMPANY,
                                                              INCORPORATED,

                                                                BY /s/ Jeffrey T. Gray
                                                                ______________________
                                                                    Jeffrey T. Gray
                                                                    SVP-CFO, Assistant Secretary

                                                Schedule 1

------------------------------------- ------------------------------------------------- ---------------------
Name of Corporation                   Nature of Change                                  Date of Change
------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------
Advance Auto, Inc.                    Advance Holding Corporation merged with and       11/29/01
                                      into Advance Auto Parts, Inc., the latter being
                                      the survivor
------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------

------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------

------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------

------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------
Advance Stores Company, Incorporated
------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------

------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------

------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------
                                      Parts America, Inc., a Delaware corporation,      1/26/99
                                      was merged into Advance Stores Company,
                                      Incorporated, the latter being the survivor.
------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------
Western Auto Supply Company
------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------

------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------

------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------
                                      W.A. Charities, a nonprofit corporation, was      12/21/00
                                      dissolved.
------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------
Advance Merchandising Company, Inc.   DAP Asset Management, Inc. was merged with and    11/01
                                      into Advance Merchandising Company, Inc., the
                                      latter being the survivor
------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------
                                      DAP Licensing Company was merged with and into    11/01
                                      Advance Merchandising Company, Inc., the latter
                                      being the survivor
------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------
                                      LARALEV, Inc. was merged with and into Advance    12/28/01
                                      Merchandising Company, Inc., the latter being
                                      the survivor
------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------
Discount Auto Parts, Inc.             AAP Acquisition Corporation acquired Discount     11/28/01
                                      Auto Parts, Inc., simultaneously merging
                                      Discount Auto Parts, Inc. with and into AAP
                                      Acquisition Corporation, upon which the name
                                      was changed to Discount Auto Parts, Inc.
------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------
                                      DAP Management Services Corporation was merged    11/01
                                      with and into Discount Auto Parts, Inc., with
                                      the latter being the survivor
------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------
                                      Discount Auto Parts Distribution Center, Inc.     11/01
                                      was merged with and into Discount Auto Parts,
                                      Inc., with the latter being the survivor
------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------
                                      HLA Acquisition, Inc. was merged with and into    11/01
                                      Discount Auto Parts, Inc., with the latter
                                      being the survivor
------------------------------------- ------------------------------------------------- ---------------------
------------------------------------- ------------------------------------------------- ---------------------
                                      100 percent of LARALEV, Inc.'s outstanding        12/28/01
                                      stock, all owned by Advance Stores Company,
                                      Incorporate, was contributed to Discount Auto
                                      Parts, Inc.
------------------------------------- ------------------------------------------------- ---------------------

                                   Schedule 8 to Perfection Certificate

                                             Stock Ownership

(a)      Owner             Advance Auto Parts, Inc.

         o    Issuer: Advance Stores Company, Incorporated
         o    5,000 Class A Shares Authorized
         o    538 Class A Common Shares held by Advance Auto Parts, Inc. (100%)

(b)      Owner             Advance Stores Company, Incorporated

         o    Issuer: Advance Trucking Corporation
         o    5,000 Common Shares Authorized
         o    1 Common Share held by Advance Stores Company, Incorporated (100%)

(c)      Owner             Advance Stores Company, Incorporated

         o    Issuer: Western Auto Supply Company
         o    1,000 Common Shares Authorized
         o    100 Common Shares held by Advance Stores Company, Incorporated (100%)

(d)      Owner             Advance Stores Company, Incorporated

         o    Issuer: Discount Auto Parts, Inc.
         o    50,000,000 Common Shares Authorized
         o    5,000,000 Preferred Shares Authorized
         o    16,707,923 Common Shares held by Advance Stores Company, Incorporated
              (100%)
o        No Preferred Shares issued

(e)      Owner             Discount Auto Parts, Inc.

         o    Issuer: Advance Merchandising Company, Inc.
         o     5,000 Common Shares Authorized
         o     100 Common Shares held by Discount Auto Parts, Inc. (100%)

(f)      Owner             Advance Stores Company, Incorporated

         o    Issuer: Advance Aircraft Company
         o    5,000 Common Shares Authorized
         o    100 Common Shares held by Advance Stores Company, Incorporated (100%)

(g)      Owner             Discount Auto Parts, Inc.

         o    Issuer:  DAP Acceptance Corporation
         o    3,000 Common Shares Authorized
         o    1,000 Common Shares held by Discount Auto Parts, Inc. (100%)

h)       Owner             Western Auto Supply Company

         o        Issuer: Western Auto of Puerto Rico, Inc.
         o        100,000 Common Shares Authorized
         o        100,000 Common Shares held by Western Auto Supply Company (100%)

(i)      Owner             Western Auto Supply Company

         o        Issuer:  Western Auto of St. Thomas, Inc.
         o        100,000 Common Shares Authorized
         o        100,000 Common Shares held by Western Auto Supply Company (100%)

                                   Schedule 9 to Perfection Certificate

                                                  Notes

Intercompany Note executed by each of Advance Auto Parts, Inc., Advance Stores Company, Incorporated,
Western Auto Supply Company, Western Auto Supply of Puerto Rico, Inc., Western Auto Supply of St.
Thomas, Inc., WASCO Insurance Agency, Inc., Advance Trucking Corporation, Advance Merchandising Company,
Inc., Advance Aircraft Company, Inc., Discount Auto Supply, Inc. and DAP Acceptance Corporation in favor of each of the other parties.

                                  Schedule 10 to Perfection Certificate

Intercompany Note executed by each of Advance Auto Parts, Inc., Advance Stores Company, Incorporated,
Western Auto Supply Company, Western Auto Supply of Puerto Rico, Inc., Western Auto Supply of St.
Thomas, Inc., WASCO Insurance Agency, Inc., Advance Trucking Corporation, Advance Merchandising Company,
Inc., Advance Aircraft Company, Inc., Discount Auto Supply, Inc. and DAP Acceptance Corporation in favor of each of the other parties.

                                  Schedule 11 to Perfection Cerfiticate

                                            Mortgaged Property

1.       4330 Brooke Avenue
         Gadsden, Alabama  35901

(a)      Advance Stores Company, Incorporated
(b)      Same
(c)      Etowah County Recorder
                  800 Forrest Avenue, Room 105
                  Gadsden, AL  35901

2.       150 State Street
         Jeffersonville, Ohio  43128

(a)      Advance Stores Company, Incorporated
(b)      Same
(c)      Fayette Conty Recorder
              119 East Court Street
              Washington Courthouse, OH  43260

3.       1520 I-20 Industrial Park Drive
         Thomson, Georgia  30824

(a)      Advance Stores Company, Incorporated
(b)      Same
(c)      Clerk of the Court
              McDuffie County
                  P.O. Box 158
              Thomson, GA  30824

4.       1675 South U.S. Route 42
         Delaware, OH  43015

(a)      Western Auto Supply Company
(b)      Same
(c)      Delaware County Recorder
              91 North Sandusky Street
              Delaware, OH  43015

5.       1900 Jenkins Dairy Road
         Gastonia, NC  28053

         (a)      Western Auto Supply Company
(b)      Same
(c)      Gaston County Recorder
                  315 North Marietta
                  P.O. Box 1578
                  Gastonia, NC  28052

6.       Route 4 Water Well Road
         Salina, KS  67401

         (a) Western Auto Supply Company
(b)      Same
(c)      Salina County Registar of Deeds
              300 West Ash Street, Room 212
              P.O. Box 5040
              Salina, KS  67401

7.       4900 Frontage Road South
         Lakeland, FL  33815

         (a)      Discount Auto Parts, Inc.
(b)      Same
(c)      Office of the Polk County Clerk of the Circuit Court
                  255 North Broadway
                  Bartow, FL  33830

8.       19001 US Highway 51
         Hazlehurst, Mississippi  39083

(a)      Discount Auto Parts, Inc.
(b)      Same
(c)      Copiah County Courthouse
                  100 Caldwell Dr., Courthouse
                  Hazlehurt, MS  39803

                                  Schedule 12A to Perfection Certificate

                                                 LICENSES

         None.

                                                 PATENTS

         None.

                                                TRADEMARKS

FEDERAL MARK REGISTRATIONS/APPLICATIONS
OWNER:   Advance Merchandising Company, Inc.

                                                                                      Registration or
                      Mark                         Serial or Registration No.         Application Date
.................................................. .............................. ............................
.................................................. .............................. ............................
ADV                                                         2,049,823                    04/01/1997
.................................................. .............................. ............................
.................................................. .............................. ............................
ADVANCE AUTO PARTS                                          1,815,267                    01/04/1994
.................................................. .............................. ............................
.................................................. .............................. ............................
ADVANCE AUTO PARTS & design                             1,847,137                    07/26/1994
.................................................. .............................. ............................
.................................................. .............................. ............................
ADVANCE AUTO PARTS & design                             1,484,796                    04/12/1988
.................................................. .............................. ............................
.................................................. .............................. ............................
ADVANCE AUTO PARTS & design                             78/258905                    06/05/2003
.................................................. .............................. ............................
.................................................. .............................. ............................
ADVANCE AUTO PARTS & design                             78/258959                    06/05/2003
.................................................. .............................. ............................
.................................................. .............................. ............................
ADVANCE AUTO PARTS.  WE'RE READY IN ADVANCE. &          78/258939                    06/05/2003
design
.................................................. .............................. ............................
.................................................. .............................. ............................
ADVANCE AUTO PARTS.  WE'RE READY IN ADVANCE. &          78/258981                    06/05/2003
design
.................................................. .............................. ............................
.................................................. .............................. ............................
AMERICAN SPIRIT                                             1,242,721                    06/21/1983
.................................................. .............................. ............................
.................................................. .............................. ............................
AUTOCRAFT                                                   1,622,118                    11/13/1990
.................................................. .............................. ............................
.................................................. .............................. ............................
AUTOCRAFT CASTAWAY                                          2,640,809                    10/22/2002
.................................................. .............................. ............................
.................................................. .............................. ............................
CARCARE101                                                  2,391,747                    10/03/2000
.................................................. .............................. ............................
.................................................. .............................. ............................
CARCARE101 & design                                     2,391,746                    10/03/2000
.................................................. .............................. ............................
.................................................. .............................. ............................
DISCOUNT AUTO PARTS & design                            2,415,619                    12/26/2000
.................................................. .............................. ............................
.................................................. .............................. ............................
DISCOUNT AUTO PARTS & design                            2,539,168                    02/19/2002
.................................................. .............................. ............................
.................................................. .............................. ............................
HYDRO FORCE                                                 2,731,342                    07/01/2003
.................................................. .............................. ............................
.................................................. .............................. ............................
MORE PARTS, LOWER PRICES                                    2,482,142                    08/28/2001
.................................................. .............................. ............................
.................................................. .............................. ............................
PARTS AMERICA                                               2,280,955                    09/28/1999
.................................................. .............................. ............................
.................................................. .............................. ............................
PARTS EXPRESS                                               2,381,242                    08/29/2000
.................................................. .............................. ............................
.................................................. .............................. ............................
PDQ                                                         1,395,226                    05/27/1986
.................................................. .............................. ............................
.................................................. .............................. ............................
PRO2CALL                                                    2,228,513                    03/02/1999
.................................................. .............................. ............................
.................................................. .............................. ............................
PROFESSIONAL’S FAVORITE                                76/469754                    11/26/2002
.................................................. .............................. ............................
.................................................. .............................. ............................
SENTRY                                                      0,255,631                    04/30/1929
.................................................. .............................. ............................
.................................................. .............................. ............................
SPARK FORCE                                                 2,361,786                    06/27/2000
.................................................. .............................. ............................
.................................................. .............................. ............................
THE BEST PART IS OUR PEOPLE                                 2,167,375                    06/23/1998
.................................................. .............................. ............................
.................................................. .............................. ............................
THE FRONT RUNNER                                            1,850,319                    08/16/1994
.................................................. .............................. ............................
.................................................. .............................. ............................
TIRE SOURCE                                                 1,956,753                    02/13/1996
.................................................. .............................. ............................
.................................................. .............................. ............................
TOTALGRIP                                                   78/325379                    11/10/2003
.................................................. .............................. ............................
.................................................. .............................. ............................
TOUGH ONE                                                   1,715,139                    09/15/1992
.................................................. .............................. ............................
.................................................. .............................. ............................
TRUCKELA                                                    78/291802                    08/25/2003
.................................................. .............................. ............................
.................................................. .............................. ............................
WEAREVER                                                    2,044,917                    03/11/1997
.................................................. .............................. ............................
.................................................. .............................. ............................
WEAREVER                                                    1,650,703                    07/16/1991
.................................................. .............................. ............................
.................................................. .............................. ............................
WESTERN FLYER                                               0,440,857                    10/05/1948
.................................................. .............................. ............................
.................................................. .............................. ............................
WIZARD                                                      0,837,072                    10/17/1967
.................................................. .............................. ............................
.................................................. .............................. ............................
WIZARD                                                      78/247111                    05/08/2003
.................................................. .............................. ............................

FEDERAL MARK REGISTRATIONS/APPLICATIONS
OWNER:   Advance Merchandising Company, Inc.
(continued)

                                                                                      Registration or
                      Mark                         Serial or Registration No.         Application Date
.................................................. .............................. ............................
.................................................. .............................. ............................
INFO-TRAK*                                                  1,792,873                    09/14/1993
.................................................. .............................. ............................
.................................................. .............................. ............................
LASTACELL*                                                  1,494,948                    07/05/1988
.................................................. .............................. ............................
.................................................. .............................. ............................
TRAK AUTO*                                                  1,168,761                    09/08/1981
.................................................. .............................. ............................
.................................................. .............................. ............................
TRAK*                                                       1,574,103                    01/02/1990
.................................................. .............................. ............................
.................................................. .............................. ............................
TRAK AUTO & design*                                     1,418,151                    11/25/1986
.................................................. .............................. ............................
.................................................. .............................. ............................
TROUBLE FREE*                                               1,490,825                    06/07/1988
.................................................. .............................. ............................
.................................................. .............................. ............................
TROUBLE FREE*                                               2,133,425                    01/27/1998
.................................................. .............................. ............................

*  These marks were assigned by Trak Auto Corporation to Advance Stores Company by assignment dated July
26, 2002, and assigned by Advance Stores Company to Advance Merchandising Company by undated assignment.  Recordations with the PTO to bring the owner of record current are in process.

FEDERAL MARK REGISTRATIONS/APPLICATIONS
OWNER:   Western Auto Supply Company

                                                                                      Registration or
                      Mark                         Serial or Registration No.         Application Date
.................................................. .............................. ............................
.................................................. .............................. ............................
ENDURANCE                                                   1,197,174                    06/08/1982
.................................................. .............................. ............................
.................................................. .............................. ............................
WESTERN AUTO                                                0,883,548                    12/30/1969
.................................................. .............................. ............................
.................................................. .............................. ............................
WESTERN AUTO                                                0,883,524                    12/30/1969
.................................................. .............................. ............................
.................................................. .............................. ............................
checkered flag design                                       1,209,010                    09/14/1982
.................................................. .............................. ............................
.................................................. .............................. ............................
flag design                                                 1,652,836                    08/06/1991
.................................................. .............................. ............................
.................................................. .............................. ............................
WESTERN FLYER                                               0,289,563                    12/01/1931
.................................................. .............................. ............................

FEDERAL MARK REGISTRATIONS/APPLICATIONS
OWNER:   Discount Auto Parts, Inc.

                                                                                      Registration or
                      Mark                         Serial or Registration No.         Application Date
.................................................. .............................. ............................
.................................................. .............................. ............................
RIGHT PART.  RIGHT AWAY.                                    76/060218                    05/30/2000
.................................................. .............................. ............................

STATE MARK REGISTRATIONS/APPLICATIONS
OWNER:   Advance Merchandising Company, Inc.

                                               State                                    Registration or
                                                                   Serial or
                 Mark                                           Registration No.        Application Date
........................................ .................... ....................... ........................
........................................ .................... ....................... ........................
DISCOUNT AUTO PARTS                           Florida                922243                04/11/1980
........................................ .................... ....................... ........................
........................................ .................... ....................... ........................
DRIVING HOME THE SAVINGS*                     Florida             T95000000733             06/13/1995
........................................ .................... ....................... ........................

*  These marks were included in the sale from Discount Auto to Advance.  The owner of record reflected in the state's records is Rose Auto Stores.

                                  Schedule 12B to Perfection Certificate

COPYRIGHTS

None.